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                                                                   EXHIBIT 99.1

                             JOINT FILING AGREEMENT

     Joint Filing Agreement, dated as of September 1, 2004, by and among Mellon Ventures, L.P., MVMA, L.P., MVMA, Inc., Mellon Financial Corporation and Mellon Bank, N.A.

     Pursuant to Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned agree that the Statement on Amendment No. 5 to Schedule 13D to which this exhibit is attached is filed on behalf of each of them in the capacities set forth below.

Dated:  September 1, 2004

                                     MELLON VENTURES, L.P.
                                       By: MVMA, L.P., its general partner
                                       By: MVMA, INC., its general partner

                                     By: /s/ Ronald J. Coombs
                                         ---------------------------------------
                                              Ronald J. Coombs
                                              Chief Financial Officer

                                     MVMA, L.P.
                                       By: MVMA, INC., its general partner

                                     By: /s/ Ronald J. Coombs
                                         ---------------------------------------
                                              Ronald J. Coombs
                                              Chief Financial Officer


                                     MVMA, INC.

                                     By: /s/ Ronald J. Coombs
                                         ---------------------------------------
                                              Ronald J. Coombs
                                              Chief Financial Officer


                                     MELLON FINANCIAL CORPORATION

                                     By: /s/ Carl Krasik
                                         ---------------------------------------
                                              Carl Krasik
                                              Secretary


                                     MELLON BANK, N.A.

                                     By: /s/ Carl Krasik
                                         ---------------------------------------
                                              Carl Krasik
                                              Assistant Secretary